UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________________________________________

FORM 8-K
_______________________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2023
  _____________________________________________________________________________________________________
THE AES CORPORATION
(Exact name of registrant as specified in its charter)
_________________________________________________________________________________________________________________

Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 Wilson Boulevard		22203 (Zip Code)
Arlington,
VA
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
 _________________________________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
_________________________________________________________________________________________________________________

Item 8.01 Other Events

The AES Corporation (“AES” or the “Company”) today announced that Leo Moreno, President of AES Clean Energy, AES’ US renewables business, will be departing the company on July 6, 2023 to join a private equity-backed renewables developer based in Europe.

AES Executive Vice President Bernerd Da Santos, President of AES’ Renewables Strategic Business Unit (SBU), will assume direct leadership of AES Clean Energy, as a continuation of his existing involvement in all operational aspects of the business. Da Santos, together with the strong leadership team in place across the Company’s renewables organization, will focus on maintaining the creativity, customer orientation and professionalism that have characterized AES Clean Energy, while continuing to focus on operational excellence.

Da Santos joined AES in 2000 and has served in various financial and operational leadership roles throughout his career. As President of AES’ Renewables SBU, he has worked to expand the Company’s global renewables platform through a period of substantial growth.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	June 8, 2023	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary